SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 20, 2003

HOOKER FURNITURE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Virginia	000-25349	54-0251350
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

440 East Commonwealth Boulevard, Martinsville, Virginia	24112
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:

(276) 632-0459

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

The following exhibit is filed as a part of this report:

99.1	Press Release issued June 20, 2003

ITEM 9.	REGULATION FD DISCLSOURE

The information contained in this Item 9 is being furnished pursuant to “Item 12. Results of Operations and Financial Condition” of Form 8-K in accordance with SEC Release Nos. 33-8216 and 34-47583.

On June 20, 2003, Hooker Furniture Corporation (“Hooker”) issued a press release setting forth its results of operations for the second quarter of fiscal year 2003. A copy of Hooker’s press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

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Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOOKER FURNITURE CORPORATION

By:	/s/ R. GARY ARMBRISTER
R. Gary Armbrister Chief Accounting Officer

Date: June 23, 2003

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EXHIBIT INDEX

Exhibit	Description
99.1	Press Release issued June 20, 2003

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